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                                                                     Exhibit A-5





                                    GPU, INC.


                                       and


                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


                                  Rights Agent


                    ----------------------------------------


                                Rights Agreement


                           Dated as of August   , 1998



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


                                Table of Contents
                                                                            Page
Section 1.  Certain Definitions. . . . . .  . . . . . . . . . .              2
Section 2.  Appointment of Rights Agent.  . . . . . . . . . . .              6
Section 3.  Issue of Rights Certificates  . . . . . . . . . . .              6
Section 4.  Form of Rights Certificates.  . . . . . . . . . . .             10
Section 5.  Countersignature and Registration.  . . . . . . . .             11
Section 6.  Transfer, Split Up, Combination and Exchange
               of Rights Certificates; Mutilated, Destroyed,
               Lost or Stolen Rights Certificates . . . . . . .             12
Section 7.     Exercise of Rights; Purchase Price; Expiration
               Date of Rights . . . . . . . . . . . . . . . . .             13
Section 8.  Cancellation and Destruction of Rights
               Certificates. . . . . . . . . . . . . . . .  . .             18
Section 9.  Reservation and Availability of Common Stock. . . .             19
Section 10. Common Stock Record Date    . . . . . . . . . . . .             21
Section 11. Adjustment of Purchase Price, Number and Kind of
               Shares or Number of Rights .   . . . . . . . . .             22
Section 12. Certificate of Adjusted Purchase Price or
               Number of Shares . . . . . . . . . . . . . . . .             40
Section 13. Consolidation, Merger or Sale or Transfer of
               Assets or Earning Power. . . . . . . . . . . . .             41
Section 14. Additional Covenant. . . . . .    . . . . . . . . .             45
Section 15. Fractional Rights and Fractional Shares.    . . . .             46
Section 16. Rights of Action .  . . . . . . . . . . . . .   . .             48
Section 17. Agreement of Rights Holders.    . . . . . . . . . .             49
Section 18. Rights Certificate Holder Not Deemed a
               Stockholder . . .. . . . . . . . . . . . . . . .             50
Section 19. Concerning the Rights Agent. .    . . . . . . . . .             51
Section 20. Merger or Consolidation or Change of Name of
               Rights Agent . . . . . . . . . . . . . . . . . .             52
Section 21. Duties of Rights Agent    . . . . . . . . . . . . .             53
Section 22. Change of Rights Agent    . . . . . . . . . . . . .             58
Section 23. Issuance of New Rights Certificates.    . . . . . .             60
Section 24. Exchange. . . . .. . . . . . . . .    . . . . . . .             61
Section 25. Redemption and Termination . . . . .    . . . . . .             62
Section 26. Notice of Certain Events   . . . . . . . .  . . . .             65
Section 27. Notices.    . . . . . . . . . . . . . . . . . . . .             66
Section 28. Supplements and Amendments    . . . . . . . . . . .             67
Section 29. Determination and Actions by the Board of
               Directors, etc.  . . . . . . . . . . . . . . . .             68
Section 30. Successors    . . . . . . . . . . . . . . . . . . .             69
Section 31. Benefits of this Agreement    . . . . . . . . . . .             69
Section 32. Severability . . . .    . . . . . . . . . . . . . .             70
Section 33. Governing Law  . . . .  . . . . . . . . . . . . . .             70
Section 34. Counterparts    . . . . . . . . . . . . . . . . . .             70
Section 35. Descriptive Headings    . . . . . . . . . . . . . .             71

Exhibit A -- Form of Rights Certificate
Exhibit B -- Form of Summary of Rights

                                RIGHTS AGREEMENT
                                ----------------


          This Agreement, dated as of August , 1998, between GPU, Inc., a Pennsylvania corporation (the "Company"), and ChaseMellon Shareholder
Services, L.L.C. (the "Rights Agent").


                               W I T N E S S E T H
                               -------------------

            WHEREAS, the Board of Directors of the Company has authorized and declared a dividend distribution of one common stock purchase right (a "Right") for each outstanding share of Common Stock, par value $2.50 per share, of the Company (the "Common Stock") outstanding at the close of business on the tenth business day following the first public announcement by the Company of receipt of approval of the dividend by the Securities and Exchange Commission pursuant to the Public Utility Holding Company Act of 1935 (the "Record Date"), each Right representing the right to purchase one tenth of a share of Common Stock, upon the terms and subject to the conditions set forth herein, and has further authorized and directed the issuance of one Right with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date or the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the earlier of the Redemption Date and the Expiration Date in accordance with the provisions of Section 23 of this Agreement;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
            Section 1.  Certain Definitions.  For purposes of this Agreement,
                     ------------------------
the following terms have the meanings indicated:
                  (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, without the prior approval of the Board of Directors of the
Company, shall be the Beneficial Owner of 10% or more of the shares of Common Stock then outstanding or who was such a Beneficial Owner at any time after the date hereof, whether or not such Person continues to be the Beneficial Owner of 10% or more of the outstanding shares of Common Stock, but shall not include the Company, any subsidiary of the Company (as such term is hereinafter defined), any employee benefit plan of the Company or any of its subsidiaries or any entity holding shares of Common Stock organized, appointed or established by the Company or any of its subsidiaries for or pursuant to the terms of any such plan or any trustee or administrator of any such plan; provided, however, that no Person shall be an Acquiring Person if such Person became the Beneficial Owner of shares of Common Stock or otherwise became an Acquiring Person (but for the operation of this proviso) inadvertently (or in the good faith belief that an acquisition of Common Shares would not cause it to become an Acquiring Person or was unaware of this Rights Agreement) if both (i) within three Business Days
                                       2
after such Person discovers that it would otherwise have become an Acquiring Person such Person notifies the Board of Directors of the Company that such Person would (absent the operation of this proviso) have become an Acquiring Person inadvertently and (ii) within ten Business Days after such notification (or such greater time period as the Board of Directors of the Company may set by a duly adopted resolution prior to such tenth Business Day), such Person divests itself of a sufficient number of shares of Common Stock so that such Person is no longer the Beneficial Owner of 10% or more of the outstanding shares of Common Stock.
                  (b)  "Affiliate"  and  "Associate"  shall have the  respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement.
                  (c) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:
                        (i) which such Person or any of such Person's Affiliates
            or Associates beneficially owns, directly or indirectly;
                        (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right or obligation to acquire (whether such right or obligation is exercisable or effective immediately or only after the passage of time) pursuant to any agreement,
                                       3
            arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall be not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this clause (B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable by such person on
            Schedule 13D under the Exchange Act (or any comparable or successor report); or
                        (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not
                                       4
            in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (B) of subparagraph (ii) of this paragraph (c)) or disposing of any securities of the Company.
                  (d) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New Jersey are authorized or obligated by law or executive order to close.
                  (e) "Close of business" on any given date shall mean 5:00 P.M., Massachusetts time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New Jersey time, on the next succeeding Business Day.
                  (f) "Common Stock" shall mean the Common Stock, par value $2.50 per share, of the Company, except that "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such Person is a subsidiary of another Person, the Person which ultimately controls such first-mentioned Person and which has issued and outstanding such capital stock, equity securities or equity interests.
                  (g) "Person" shall mean any individual, firm, corporation, partnership or other entity.
                  (h) "Rights Agreement" shall mean this Agreement, including as it may hereafter be amended.
                                       5

                  (i) "Stock Acquisition Date" shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such. However, a Stock Acquisition Date shall not occur if a Person does not become an Acquiring Person by reason of the proviso in the definition of "Acquiring Person".
                  (j) A "subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or voting interests is owned, directly or indirectly, by such Person, or which is otherwise controlled by such Person.
            Section 2.  Appointment of Rights Agent. The Company hereby appoints
                       ----------------------------
the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable, upon ten (10) days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and in no event be liable for, the acts or omissions of any such co-Rights Agent. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agents and any Co-Rights Agents shall be as the Company shall determine.
            Section 3.  Issue of Rights Certificates.
                        -----------------------------
                  (a) Until the earlier of (i) the Stock Acquisition Date, (ii) the tenth Business Day after the date of the commencement of, or first public announcement of the intent
                                       6
of any Person (other than the Company, any subsidiary of the Company, or any employee benefit plan of the Company or any of its subsidiaries or any trustee or administrator of any such plan in its capacity as such) to commence (which intention to commence remains in effect for five business days after such announcement), a tender or exchange offer which would result in such Person becoming an Acquiring Person or, if such event occurs before the Record Date, the Record Date (or such later date determined by the Board of Directors of the Company which date shall not be later than the date specified in (i)) (the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this
Section 3) by the certificates for Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company); provided, however, that if a tender or exchange offer is terminated prior to the occurrence of the Distribution Date, then no Distribution Date shall occur as a result of that tender or exchange offer. As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the
                                       7
records of the Company, a certificate for Rights, in substantially the form of Exhibit B hereto (the "Rights Certificates"), evidencing one Right for each share of Common Stock so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.
                  (b) With respect to certificates for the Common Stock outstanding as of the date of this Agreement, until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the surrender for transfer of any of the certificates for the Common Stock outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Upon the request of the holder of any shares of Common Stock or, after the Distribution Date, the holder of any Rights, the Company shall, at its expense, provide a copy of the Summary of Rights in the form attached hereto as Exhibit C.
                  (c) Certificates for the Common Stock issued (or which become outstanding) after the Effective Date (or as soon thereafter as is reasonably practicable), but prior to the earlier of the Distribution Date or the Expiration Date (as such term is hereinafter defined), shall be deemed also to be certificates for Rights, and shall have impressed, printed,
                                       8
stamped, written or otherwise affixed onto them the following legend:

              This  certificate  also evidences and entitles
       the holder hereof to certain Rights as set forth in a Rights Agreement between GPU, Inc. and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent")
       dated  as  of  August        ,   1998  (the   "Rights
       Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of GPU, Inc.. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and will no longer be evidenced by this certificate. GPU, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge within fifteen days after receipt of a written request therefor. Under certain circumstances, Rights issued to Acquiring Persons (as defined in the Rights Agreement) or certain related persons and any subsequent holder of such Rights may become null and void.

With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. If the Company purchases or otherwise acquires shares of Common Stock prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Right associated with the shares of Common Stock which are no longer outstanding.

            Section 4.  Form of Rights Certificates.
                        ----------------------------
                  (a) The Rights Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 23 hereof, the Rights Certificates, whenever distributed, on their face shall entitle the holders thereof to purchase such number of shares (or fractions thereof) of Common Stock as shall be set forth therein at the price per share set forth therein (the "Purchase Price"), but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.
                  (b) Any Rights  Certificate issued pursuant to Section 3(a) or
Section 23 hereof that represents Rights beneficially owned by an Acquiring Person or any Associate or Affiliate thereof and any Rights Certificate issued at any time upon the transfer of any Rights to such an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate, and any Rights Certificate issued pursuant to Section 6 or Section 11 upon
                                       10
transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

          The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby are null and void.

The provisions of Section 7(e) of this Rights Agreement shall be operative whether or not the foregoing legend is contained on any such Rights Certificate.
            Section   5.   Countersignature   and   Registration.   The   Rights
                           -------------------------------------
Certificates shall be executed on behalf of the Company by its Chairman of the Board, any Vice Chairman of the Board, any President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person
                                       11
who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.
            Following the Distribution Date, the Rights Agent will keep or cause to be kept, at one of its offices, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.
            Section 6. Transfer,  Split Up,  Combination  and Exchange of Rights
                       --------------------------------------------------------
Certificates;  Mutilated, Destroyed, Lost or Stolen Rights Certificates.
-------------------------------------------------------------------------
Subject to the provisions of Section 4(b), Section 7(e) and Section 15 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of shares (or fractions thereof) of Common Stock as the Rights Certificate or Rights Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer,  split up,  combine or exchange any Rights  Certificate  shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.
            Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.
            Section 7.  Exercise of Rights; Purchase Price; Expiration Date
            ----------  ---------------------------------------------------
of Rights.
----------
                  (a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the
                                       13

Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon presentation of the Rights Certificate, with the appropriate form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each share of Common Stock (or such other number of shares or other securities) as to which the Rights are exercised, at or prior to the earlier of (i) the close of business on August 6, 2008 (the "Final Expiration Date"), or (ii) the time at which the Rights are redeemed as provided in Section 25 hereof (such earlier time being herein referred to as the "Expiration Date"). Notwithstanding any other provision of this Agreement, any Person who prior to the Distribution Date becomes a record holder of shares of Common Stock may exercise all of the rights of a registered holder of a Rights Certificate with respect to the Rights associated with such shares of Common Stock in accordance with and subject to the provisions of this Agreement, including the provisions of Sections 4(b), 6 and 7(e) hereof, as of the date such Person becomes a record holder of shares of Common Stock.
                  (b) Subject to the terms and conditions set forth herein, including the provisions of Sections 11 and 13 hereof, when exercisable, each Right shall represent the right to purchase one tenth of a share of Common Stock. The Purchase Price for each full share of Common Stock pursuant to the exercise of a Right shall initially be $120 (being $12 per one
                                       14
tenth of a share of Common Stock), shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.
                  (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the appropriate form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares (or other securities or property) to be purchased and an amount equal to any applicable transfer tax (as determined by the Rights Agent) in cash, or by certified check or bank draft payable to the order of the Company, the Rights Agent shall, subject to Section 21(k), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Common Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company, in its sole discretion, shall have elected to deposit the shares of Common Stock issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing such number of shares of Common Stock as are to be purchased (in which case certificates for the shares of Common Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash, if any, to be
                                       15
paid in lieu of issuance of  fractional  shares in  accordance  with Section l5,
(iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt promptly deliver such cash to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue other securities of the Company, and/or distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so that such other securities and/or property are available for distribution by the Rights Agent, if and when appropriate. In addition, in the case of an exercise of the Rights by a holder pursuant to
Section 11(a)(ii), the Rights Agent shall return such Rights Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the rights represented by such Rights Certificate no longer include the rights provided by Section 11(a)(ii) of the Rights Agreement and if less than all the Rights represented by such Rights Certificate were so exercised, the Rights Agent shall indicate on the Rights Certificate the number of Rights represented thereby which continue to include the rights provided by Section 11(a)(ii).
                  (d) In case the registered holder of any Rights Certificate shall exercise (except pursuant to Section 11(a)(ii)) less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining
                                       16
unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section l5 hereof.
                  (e) Notwithstanding anything in this Agreement to the contrary, from and after the time an Acquiring Person first becomes such, any Rights beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has a continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Corporation has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Corporation shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are
                                       17
complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.
                  (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the appropriate form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise shall have been completed and signed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.
            Section 8. Cancellation and Destruction of Rights Certificates.
                      ------------------------------------------------------
All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for such purpose and cancellation or, if surrendered to the Rights Agent for such purpose, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights

Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
            Section 9. Reservation and Availability of Common Stock. The Company
                       ---------------------------------------------
covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock, or any authorized and issued shares of Common Stock held in its treasury, the number of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Rights and, after the occurrence of an event specified in Section 11, shall so reserve and keep available a sufficient number of shares of Common Stock (and/or other securities) which may be required to permit the exercise in full of the Rights pursuant to this Agreement.
            So long as the shares of Common Stock (and, after the occurrence of an event specified in Section 11, any other securities) issuable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares (or other securities) reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.
            The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of

Common Stock, Common Stock and/or other securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares or other securities (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares or securities.
            The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any certificates for shares of Common Stock and/or other securities upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or in respect of the issuance or delivery of the shares of Common Stock and/or other securities in a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for shares of Common Stock and/or other securities in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.
            The Company shall use its best efforts to (i) file, as soon as practicable following the Distribution Date, a registration statement under the Securities Act of 1933 (the "Act"), with respect to the securities purchasable upon exercise
                                       20
of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the date of the expiration of the rights provided by Section 11(a)(ii). The Company will also take such action as may be appropriate under the blue sky laws of the various states.
            Section 10. Common Stock Record Date.  Each person in whose name any
                        -------------------------
certificate for shares of Common Stock (and/or other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Common Stock and/or other securities represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly presented and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such presentation and payment is a date upon which the Common Stock (and/or other securities) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Stock (and/or other securities) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the
                                       21
right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
            Section 11. Adjustment of Purchase Price,  Number and Kind of Shares
                      ----------------------------------------------------------
or Number of Rights.  The Purchase Price,  the number and kind of shares covered
--------------------
by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
                        (a) (i) In the event the Company shall at any time after
            the date of this Agreement (A) declare a dividend on the Common Stock payable in shares or fractional units of shares of Common Stock, (B) subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), and Section 7(e), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number of shares (or fractions thereof) of Common Stock and the number and kind of shares of capital stock issuable on such date upon exercise of a
                                       22

            Right, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock and other securities which, if such Right had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11(a)(i) and
            Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to any adjustment required pursuant to Section 11(a)(ii).
                        (ii)  Subject to  Section  24  hereof,  in the event any
            Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, then proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) hereof, shall, for a period of 60 days (or such other longer period as may be established by action of a majority of the Board of Directors) after the later of the
                                       23
            occurrence of any such event and the effective date of an appropriate registration statement pursuant to Section 9, have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of shares (or fractions thereof) of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price for a full share of Common Stock by the then number of one tenths of a share of Common Stock for which a Right is exercisable immediately prior to the first occurrence of such event and dividing that product by (y) 50% of the current market price per one full share of Common Stock (determined pursuant to Section 11(d)) on the date of such first occurrence (such number of one tenths of a share being referred to as the "number of Adjustment Shares").
                        (iii) In the event  that the  number of shares of Common
            Stock which are authorized but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), then, in the event the Rights become so exercisable, the Company shall (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value") over (2) the Purchase Price (such
                                       24
            excess, the "Spread"), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon exercise of the Rights and payment of the applicable Purchase Price,
            (1) cash, (2) a reduction in the Purchase Price, (3) other equity securities of the Company (including, without limitation, shares of preferred stock which a majority of the Board of Directors of the Company have deemed to have the same value as shares of Common Stock (such shares of preferred stock, "Common Stock Equivalents")), (4)
            debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by a majority of the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the Stock Acquisition Date, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall
                                       25
            determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than one hundred and fifty days (150) days after the Stock Acquisition Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this subparagraph (iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement and shall give concurrent written notice to the Rights Agent stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement and notice to the Rights Agent at such time as the suspension is no longer in effect. For purposes of
                                       26
            this subparagraph (iii), the value of the Common Stock shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Common Stock on the Stock Acquisition Date and the value of any Common Stock Equivalent shall be deemed to be the same as the value of Common Stock on such date. The Company shall give the Rights Agent notice of the selection of any Common Stock Equivalent under this subparagraph (iii). In the event any applicable law, regulation, requirement of any federal or state agency, commission or authority, or agreements or instruments in effect on the Stock Acquisition Date (a "Restriction") prohibits all or part of the payments or distributions required hereunder, payments or distributions shall be made pro rata to holders of Rights to the extent permitted and the Company shall advise the Rights Agent of any unpaid amounts. If any or all such Restrictions shall thereafter lapse, additional payments or distributions shall be made to the extent permitted pro rata to all holders of Rights until all unpaid amounts have been paid in full. If payment has been postponed in full or in part as aforesaid, the Company shall notify all holders of Rights of such postponement and of the maximum amount that may be paid or distributed consistent with any Restriction.
            Such notice shall describe all such Restrictions, specify the amount, if any, that may be
                                       27
            paid or distributed and the amount of the payment of which must be postponed, and describe the efforts being undertaken by the Company to eliminate all such Restrictions. At such time as the Company may make additional payments or distributions, the Company shall so notify all holders of Rights, which notice shall indicate the maximum additional amount that the Company may then pay or distribute. The Company shall use its best efforts to eliminate expeditiously any and all Restrictions so as to permit the full payment or distribution of amounts acquired hereunder. During such time as amounts are unpaid the Company shall not make any distributions on, or repurchases of, or any shares of Common Stock.
                  (b) If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Common Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Stock (or shares having substantially the same rights and privileges as shares of Common Stock ("equivalent common stock") or securities convertible into Common Stock or equivalent common stock) at a price per share of Common Stock or per share of equivalent common stock (or having a conversion price per share, if a security convertible into Common Stock or equivalent common stock) less than the current market price (as defined in Section 11(d) per share of Common Stock on such record date, the Purchase Price to be in effect after such record date
                                       28
shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock and/or equivalent common stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of additional shares of Common Stock and/or equivalent common stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be determined reasonably and with good faith to the holders of Rights by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in
                                       29
the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
                  (c) If the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Common Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as defined in Section 11(d)) per share of Common Stock on such record date, less the fair market value (as determined reasonably and with good faith to the holders of Rights by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants distributable in respect of one share of Common Stock and the denominator of which shall be current market price per share of the Common Stock; provided, however, that in no event shall the
                                       30
consideration to be paid upon exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would be in effect if such record date had not been fixed.
                  (d) (i) For the purpose of any  computation  hereunder,  other than in Section 11(a)(iii), the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current market price" shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing
                                       31
bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined reasonably and with good faith by the Board of Directors of the Company shall be used and shall be binding on the Rights Agent. The term, "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or
                                       32
admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share determined reasonably and with good faith to the holders of Rights by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.
                        (ii) For the  purpose  of any  computation  hereunder,
the "current market price" of any other security shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d).
                  (e)  Anything  herein  to  the  contrary  notwithstanding,  no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share of any other capital stock. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.
                  (f) If as a  result  of any  provision  of  Section  11(a)  or
Section 13(a), the holder of any Right thereafter
                                       33
exercised shall become entitled to receive any shares of capital stock of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in Section 11(a) through (c), inclusive, and the provisions of Sections 7, 9, 10, 13 and 15 hereof with respect to the Common Stock shall apply on like terms to any such other shares.
                  (g) All Rights originally issued by the Company  subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
                  (h) Unless the Company  shall have  exercised  its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares (or fractions thereof) of Common Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one tenths of a share of Common Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price
                                       34
in effect immediately after such adjustment of the Purchase Price.
                  (i) The  Company  may  elect  on or  after  the  date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to
Section 15
                                       35
hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.
                  (j)  Irrespective  of any adjustment or change in the Purchase
Price or the number of one tenths of a share of Common Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder.
                  (k) Before  taking any action that would  cause an  adjustment reducing the Purchase Price below the then stated or par value, if any, of the shares of Common Stock or other securities issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock or other securities at such adjusted Purchase Price.
                                       36

                  (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.
                  (m) Anything to the contrary in this Section 11 notwithstanding, the Company, by action of a majority of the Board of Directors, shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, issuance wholly for cash of any shares of Common Stock at less than the current market price, issuance wholly for cash of shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Common Stock shall not be taxable to such stockholders.
                                       37

                  (n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a subsidiary of the Company in a transaction which does not violate Section 11(o) hereof), (ii) merge with or into any other Person (other than a subsidiary of the Company in a transaction which does not violate Section 11(o) hereof, or
(iii) sell or transfer (or permit any subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its subsidiaries in one or more transactions each of which does not violate Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger, sale or transfer there are any charter or by-law provisions or any rights, warrants or other instruments or securities outstanding or agreements in effect or other actions taken, which would materially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such other Person shall have executed and delivered
                                       38
to  the  Rights  Agent  a   certificate   certifying   compliance   with  this
Section 11(n).
                  (o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any subsidiary to take) any action the purpose of which is to, or if at the time such action is taken it is reasonably foreseeable that the effect of such action is to, materially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.
                  (p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare or pay a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine or consolidate the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the outstanding Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the
                                       39
event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination, consolidation or reclassification is effected.
                  (q) The exercise of Rights under Section 11(a)(ii) shall only result in the loss of rights under Section 11(a)(ii) to the extent so exercised and shall not otherwise affect the rights represented by the Rights under this Rights Agreement, including the rights represented by Section 13.
            Section  12.  Certificate  of Adjusted  Purchase  Price or Number of
                        --------------------------------------------------------
Shares. Whenever an adjustment is made as provided in Sections 11 and 13 hereof,
--------
the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment,
(b) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

            Section 13.  Consolidation, Merger or Sale or Transfer of Assets
                         ---------------------------------------------------
or Earning Power.
-----------------
                  (a) In the event that, on or following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person, (y) any Person shall consolidate with the
Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property or all holders of shares of Common Stock are not treated alike or following the merger or consolidation the holders of Common Stock immediately prior to the transaction do not hold in the same proportion all of the voting power of the corporation surviving the transaction, or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its subsidiaries shall sell, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) to any other Person, then, and in each such case, proper provision shall be made so that (i) following the Distribution Date, each holder of a Right, shall have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of shares of freely tradable Common Stock of the Principal Party (as hereinafter defined), free and clear of liens, rights of call or first refusal,
                                       41
encumbrances or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price for one full share of Common Stock by the number of one tenths of a share of Common Stock for which a Right is then exercisable and dividing that product by (2) 50% of the current market price per one full share of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of
Section 11 hereof shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights.
                  (b)  "Principal Party" shall mean
                        (i) in the case of any  transaction  described in (x) or
            (y) of the first sentence of this Section 13, the Person that is the issuer of any securities into which shares of Common Stock of the Company are
                                       42
            converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to the merger or consolidation (including, if applicable, the Company if it is the surviving corporation); and
                        (ii) in the case of any transaction  described in (z) of
            the first sentence in this Section 13, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;
provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect subsidiary or Affiliate of another Person, "Principal Party" shall refer to such other Person; (2) in case such Person is a subsidiary, directly or indirectly, or Affiliate of more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value; and (3) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a "Subsidiary" of both or all of such joint venturers and the Principal Parties in each
                                       43
such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.
                  (c) The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have a sufficient number of shares of its authorized Common Stock which have not been issued or reserved for issuance in order to permit the exercise in full of the Rights in accordance with this Section 13 and shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and
(b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in paragraph (a) of this Section 13, the Principal Party at its own expense will
                        (i) prepare and file a registration  statement under the
            Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, will use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and will use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;
                                       44

                        (ii) use its best  efforts to qualify  or  register  the
            Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate; and
                        (iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all material respects with the requirements for registration on Form 10 under the Exchange Act.
The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. The rights under this Section 13 shall be in addition to the rights to exercise Rights and adjustments under
Section 11(a)(ii) and, if applicable, the right to receive shares of Common Stock in exchange for the Rights pursuant to Section 24 hereof and shall survive any exercise or exchange thereunder.
            Section 14. Additional Covenant. Notwithstanding any other provision
                        --------------------
of this Agreement, no adjustment to the Purchase Price, the number of shares (or fractions of a share) of Common Stock or other securities for which a Right is exercisable or the number of Rights outstanding or any similar adjustment shall be made or be effective if such adjustment would have the effect of reducing or limiting the benefits the holders of the Rights would have had absent such adjustment, including, without limitation, the benefits under Section 11(a)(ii) and Section 13, unless the terms of this Agreement are amended so as to preserve such benefits.
                                       45

            Section 15.  Fractional Rights and Fractional Shares.
                         ----------------------------------------
                  (a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(n), or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 15(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter
                                       46
market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined reasonably and with good faith to the holders of Rights by the Board of Directors of the Company shall be used and shall be binding on the Rights Agent.
                  (b) The Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of Common Stock.
                  (c) Following the occurrence of one of the transactions or events specified in Section 11 giving rise to the right to receive shares of Common Stock or other securities upon the exercise or exchange of a Right, the Company shall not be required to issue fractions of shares of Common Stock upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock or of any such other securities, the Company may pay to the registered holders of
                                       47

Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a unit or share of such securities, as the case may be. For purposes of this Section 15(c), the current market value of any such unit or share shall be the closing price of a share of Common Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.
                  (d) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right.
            Section  16.  Rights of  Action.  All rights of action in respect of
                        --------------------
this  Agreement  (other  than rights of action  given to the Rights  Agent under
Section 19 hereof) are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it
                                       48
is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys' fees, incurred by them in any action to enforce the provisions of this Agreement in which they successfully prosecute their claims.
            Section 17. Agreement of Rights Holders.  Every holder of a Right by
                       -----------------------------
accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
                  (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;
                  (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer;
                  (c) subject to Section 6 and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the
                                       49

Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of
Section 7(e) hereof, shall be affected by any notice to the contrary; and
                  (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or a beneficial interest in a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory  or  administrative  agency  or  commission,  or any  statute,  rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall not have sought or otherwise cooperated in obtaining such order, decree or ruling and must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.
            Section 18. Rights Certificate  Holder Not Deemed a Stockholder.  No
                        ----------------------------------------------------   -
holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be
                                       50
construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 26 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions thereof.
            Section 19.  Concerning the Rights Agent.  The Company agrees to pay
                         ------------------------------
to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company shall indemnify the Rights Agent for, and hold it harmless against, any loss, liability, claim or expense ("Loss") arising out of or in connection with its duties under this Agreement, including the costs and expenses of defending itself against any Loss, unless such Loss shall have been determined by a court of competent jurisdiction to be a result of the Rights Agent's gross negligence or intentional misconduct. The obligations of the Company under this section shall survive the termination of this Agreement.

            The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.
            The Company shall give the Rights Agent notice as promptly as reasonably practicable of the date set for the Record Date.
            Section  20.  Merger  or  Consolidation  or Change of Name of Rights
            --------------------------------------------------------------------
Agent. Any corporation into which the Rights Agent or any successor Rights Agent
------
may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 22 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the
                                       52

Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates in this Agreement.
            In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
            Section 21. Duties of Rights Agent.  The Rights Agent undertakes the
                       -----------------------
duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:
                  (a) The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the
                                       53

Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
                  (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.
                  (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or intentional misconduct. In no case, however, will the Rights Agent be liable for special, indirect, incidental or consequential loss or damages of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the possibility of such damages.

                  (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except as to the fact that it has countersigned the Rights Certificates) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only. (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any Rights becoming null and void pursuant to Section 7(e) hereof or for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it be responsible for any determination by the Board of Directors of the Company of the current market value of the Rights, Common Stock, or any other security pursuant to the provisions of Section 15 hereof; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to
                                       55
be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.
                  (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
                  (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from the Chairman of the Board, any Vice Chairman of the Board, the President, any Vice President, or the Secretary of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and/or after which such action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three Business Days after the date any such officer actually receives
                                       56
such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking or omitting any such action, the Rights Agent has received written instructions from the Company in response to such application specifying the action to be taken or omitted.
                  (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
                  (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or to the holders of the Rights resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.
                  (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall
                                       57
be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
                  (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.
            Section  22.  Change  of  Rights  Agent.  The  Rights  Agent  or any
                          ---------------------------
successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, and, subsequent to the Distribution Date, to holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and, subsequent to the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or
                                       58
after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a corporation organized and doing business under the laws of the United States or of any state, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of such a corporation. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Right Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights
                                       59

Certificates. Failure to give any notice provided for in this Section 22, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
            Section 23. Issuance of New Rights Certificates.
                        -------------------------------------
Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) the Company shall not be obligated to issue any such Right Certificate if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate shall be issued, and (ii) no Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
            Section 24.  Exchange.
                         ---------
                  (a) The Board of Directors of the Company may, at its option, at any time prior to the time that any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock of the Company at an exchange ratio equal to of the lesser of (i) three shares of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof and (ii) a pro rata portion of the total number of shares of Common Stock available for issuance at the time of the Board action (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, any entity holding Common Shares for or pursuant to the terms of any such plan or any trustee, administrator or fiduciary of such a plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.
                  (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights
                                       61
pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights (other than rights to exercise such Rights pursuant to Section 13, which shall be in addition to the rights under this Section) shall be to receive that number of Common Shares equal to the number of such rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will set the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.
            Section 25.  Redemption and Termination.
                         ---------------------------
                  (a) (i) The Board of Directors of the Company may, at its option, at any time prior to 5:00 P.M., New Jersey time, on the earlier of (x) the Stock Acquisition Date or (y) the
                                       62

Final Expiration Date, redeem all but not less than all of the then outstanding Rights at the redemption price of $.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). This Agreement shall terminate and be of no further force and effect if the Effective Date shall not have occurred by December 31, 1998 (or such later date as may be determined by resolution adopted by Board of Directors before such date).
            (ii) In addition, a majority of the Board of Directors of the Company may, at its option, at any time following the Stock Acquisition Date and the expiration of the period during which the rights of holders of Rights pursuant to Section 11(a)(ii) hereof may be exercised as a result of the occurrence of such Stock Acquisition Date, but prior to any event described in clause (x), (y), or (z) of Section 13(a) hereof, redeem all but not less than all of the then outstanding Rights at the Redemption Price in connection with any such event in which all holders of shares of Common Stock are treated alike and not involving an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any Person in which the Acquiring Person or an Affiliate or Associate of an Acquiring Person has an interest, or any other Person acting directly or indirectly on behalf of or in concert with any such Acquiring Person, Associate or Affiliate (other than involvement by an Acquiring Person, Affiliate, Associate or such other Person solely as a holder of shares of
                                       63

Common Stock (of the Company) being treated like all other such holders) or (z) following the occurrence of an event set forth in, and the expiration of any period during which the holder of Rights may exercise the rights under, Section 11(a)(ii) if and for as long as the Acquiring Person is not thereafter the Beneficial Owner of securities representing ten percent or more of the voting power of all securities of the Company generally entitled to vote for the election of directors of the Company.
                  (b) Immediately upon the date for redemption set forth (or determined in the manner specified) in a resolution of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within ten days after the action of the Board of Directors ordering any such redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.
                                       64

                  Section 26. Notice of Certain  Events.  In case the Company at
                            -----------------------------
any time on or after the Distribution Date shall propose (a) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company) or
(b) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) to, any other Person, or (e) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any
                                       65
such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 20 days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock whichever shall be the earlier.
            In case any of the events set forth in Section 11(a)(ii) of this Agreement shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof.
            Section 27. Notices. Notices or demands authorized by this Agreement
                       ---------
to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                        GPU, Inc.
                        310 Madison Avenue
                        Morristown, NJ  07962-1957
Subject to the provisions of Section 22, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class
                                       66
mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                        ChaseMellon Shareholder Services, L.L.C.
                        450 West 43rd Street, 10th Floor
                            New York, New York 10001
                   Attention: Vice President -- Administration
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
            Section 28.  Supplements and Amendments.  Prior to the  Distribution
                        ----------------------------
Date, the Company may from time to time supplement or amend any provision of this Agreement in any respect without the approval of any holders of certificates representing Common Stock and the Rights. From and after the Distribution Date, the Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein,
(iii) to shorten or lengthen any time period hereunder or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, that this
                                       67

Agreement  may not be  supplemented  or amended to lengthen,  pursuant to clause
(iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment, provided that such supplement or amendment does not adversely affect the rights or obligations of the Rights Agent under Section 19 or Section 21 of this Agreement and such amendment or supplement shall be effective regardless of whether or when executed by the Rights Agent. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of shares of Common Stock.
            Section 29.  Determination  and  Actions by the Board of  Directors,
                         -------------------------------------------------------
etc..  The Board of Directors of the Company shall have the exclusive  power and
------
authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this
                                       68

Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend the Agreement and whether any proposed amendment adversely affects the interests of the holders of Right Certificates). For all purposes of this Agreement, any calculation of the number of shares of Common Stock or other securities outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock or any other securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Right Certificates and all other parties, and (y) not subject the Board to any liability to the holders of the Right Certificates or holders of shares of Common Stock.
            Section 30.  Successors.  All the covenants and provisions of
                        ------------
this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
            Section 31.  Benefits of this Agreement.  Nothing in this
                         --------------------------
Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the
                                       69
registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock).
            Section  32.  Severability.  If any  term,  provision,  covenant  or
                        ---------------
restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
            Section  33.  Governing  Law.  This  Agreement,  each Right and each
                          ---------------
Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Pennsylvania and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and to be performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.
            Section 34.  Counterparts.  This Agreement may be executed in any
                        ---------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original,
                                       70
and all such counterparts shall together constitute but one and the same instrument.
            Section 35.  Descriptive Headings.  Descriptive headings of the
                        ---------------------
several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions heereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:                                   GPU, INC.
                                          By
----------------------------                 --------------------------
Name:                                        Name:
Title:                                       Title:

Attest:                                   CHASEMELLON SHAREHOLDER
                                          SERVICES L.L.C.
                                          By
----------------------------                 --------------------------
Name:                                        Name:
Title:                                       Title:

                          [Form of Rights Certificate]

Certificate No. R-                                Rights
                                       ------------

          NOT  EXERCISABLE  AFTER  August    ,  2008 OR
          EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE
          RIGHTS  ARE  SUBJECT  TO  REDEMPTION,  AT THE
          OPTION OF THE COMPANY,  AT $.001 PER RIGHT ON
          THE TERMS SET FORTH IN THE RIGHTS  AGREEMENT.
          [THE RIGHTS  REPRESENTED BY THIS  CERTIFICATE
          WERE ISSUED TO A PERSON WHO WAS AN  ACQUIRING
          PERSON OR AN  ASSOCIATE  OR  AFFILIATE  OF AN
          ACQUIRING  PERSON (AS SUCH TERMS ARE  DEFINED
          IN   THE   AMENDED   AND   RESTATED    RIGHTS
          AGREEMENT).  THIS RIGHT  CERTIFICATE  AND THE
          RIGHTS   REPRESENTED   HEREBY  ARE  NULL  AND
          VOID.]*


                               Rights Certificate

                                    GPU, Inc.

     This certifies that                         , or registered assigns, is the
registered owner of the number of Rights set forth above, each of which entitles the owner thereof subject to the terms, provisions and conditions of the Rights Agreement dated as of August , 1998 (the "Rights Agreement") between GPU, Inc., a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (New Jersey time) on August , 2008 at the principal office of the Rights Agent, or its successors as Rights Agent, one tenth of a fully paid, nonassessable share of Common Stock of the Company, at a purchase price of $120 per one share of Common Stock (the "Purchase Price"), being $12 per one tenth of a share,

------
*     The portion of the legend in brackets shall be inserted only if applicable.
                                       73
upon presentation and surrender of this Rights Certificate with the appropriate Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of August , 1998, based on the Common Stock as constituted at such date.
            As provided in the Rights Agreement, the Purchase Price and the number of shares of Common Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.
            This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are also available upon written request to the Company.
            This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office of the Rights Agent, may be exercised for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights
                                       74
entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised (other than pursuant to Section 11(a)(ii) of the Rights Agreement) in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. If this Rights Certificate shall be exercised in whole or in part in pursuant to Section 11(a)(ii) of the Rights Agreement, the holder shall be entitled to receive this Rights Certificate duly marked to indicate that such exercise has occurred as set forth in the Rights Agreement.
            Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.001 per Right.
            No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.
            No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such,
                                       75
any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

          This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile  signature of the proper officers of the Company
and its corporate seal. Dated as of          , 19 .


Attest:                                      GPU,   INC.

                                             By
------------------------------               ------------------------------
Name:                                        Name:
Title:                                       Title:

Countersigned:

[                                   ]

------------------------------
     Authorized Signature

                  [Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT
                               ------------------

                (To be executed by the registered holder if such
               holder desires to transfer the Rights Certificate.)

FOR  VALUE  RECEIVED                                             hereby  sells,
                     -----------------------------------------
assigns and transfers unto
                          -----------------------------------------------------

-------------------------------------------------------------------------------
                  (Please print name and address of transferee)

-------------------------------------------------------------------------------
this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
                                                   -----------------------------
Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:                       , 19
      -----------------------    ---


                                          ------------------------------------
                                          Signature


Signature Guaranteed:

                                   Certificate
                                   -----------

            The undersigned hereby certifies by checking the appropriate boxes that:
            (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);
            (2)  after  due   inquiry  and  to  the  best   knowledge   of  the
undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person.
Dated:                    ,  19
       ----------------------  --

                                       ------------------------------
                                       Signature

                                     NOTICE
                                     ------

            The signature to the foregoing Assignment must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
            In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

FORM OF ELECTION TO PURCHASE
----------------------------

               (To be executed if holder desires to exercise the Rights Certificate other than pursuant to
               Section 11(a)(ii) of the Rights Agreement.)

          To  GPU,  INC.:

          The    undersigned    hereby    irrevocably    elects   to    exercise
                   Rights represented by this Rights Certificate to purchase the shares of Common Stock (or such other securities of the Company or any other Person) issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number

-------------------------------------------------------------------------------
                         (Please print name and address)


-------------------------------------------------------------------------------

            The Rights Certificate indicating the balances, if any, of such Rights which may still be exercised pursuant to each of Section 11(a)(ii) and
Section 13 of the Rights Agreement shall be returned to the undersigned unless such person requests that the Rights Certificate be registered in the name of and delivered to:

Please insert social  security or other  identifying  number

(complete only if Rights Certificate is to be registered in a name other than the undersigned)


-------------------------------------------------------------------------------
                         (Please print name and address)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Dated:                    , 19
       -------------------   ---

                                       ----------------------------------
                                       Signature
Signature Guaranteed:

                                   Certificate
                                   -----------

            The undersigned hereby certifies by checking the appropriate boxes that:
            (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);
            (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate
of an Acquiring Person. Dated:                   , 19
                               ------------------    --

                                             ----------------------------------
                                                Signature


                                     NOTICE
                                     ------

            The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
            In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

                          FORM OF ELECTION TO PURCHASE
                          ----------------------------

                      (To be executed if holder desires to
                   exercise the Rights Certificate pursuant to
                  Section 11(a)(ii) of the Rights Agreement.)

To GPU, INC.:

          The    undersigned    hereby    irrevocably    elects   to    exercise
                    Rights represented by this Rights Certificate to purchase the shares of Common Stock (or such other securities of the Company) issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number

-------------------------------------------------------------------------------
                         (Please print name and address)


-------------------------------------------------------------------------------

            The Rights Certificate indicating the balances, if any, of such Rights which may still be exercised pursuant to each of Section 11(a)(ii) and
Section 13 of the Rights Agreement shall be returned to the undersigned unless such person requests that the Rights Certificate be registered in the name of and delivered to:

Please insert social  security or other  identifying  number

(complete only if Rights Certificate is to be registered in a name other than the undersigned)


-------------------------------------------------------------------------------
                         (Please print name and address)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Dated:                    , 19
       -------------------    --

                                       ------------------------------------
                                       Signature
Signature Guaranteed:

                                  Certificate
                                  -----------

            The undersigned hereby certifies by checking the appropriate boxes that:
            (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);
            (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:                    , 19
      --------------------   ---

                                       ---------------------------------------
                                       Signature


                                     NOTICE

            The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
            In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.
                                       83

                                                                     Exhibit B
                                                                     ---------

                          SUMMARY OF RIGHTS TO PURCHASE
                                  COMMON STOCK

            On August 6, 1998, the Board of Directors of GPU, Inc. (the "Company") declared a dividend distribution of one Right for each outstanding share of common stock, par value $2.50 per share (the "Common Stock"), of the Company to stockholders of record as of the close of business on the tenth business day following the first public announcement by the Company of receipt of approval of the dividend by the Securities and Exchange Commission pursuant to the Public Utility Holding Company Act of 1935 (the "Record Date"). Except as set forth below, each Right, when exercisable, entitles the registered holder to purchase from the Company one tenth of a share of Common Stock, at a price of $120 per one share of Common Stock (the "Purchase Price), being $12 per one tenth of a share of Common Stock, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

            Until the earlier to occur of (i) a public announcement that, without the prior consent of the Board of Directors of the Company, a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 10% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or (ii) ten business days (or such later date as the Board may determine) following the commencement of (or a public announcement of an intention to make) a tender offer or exchange offer which would result in any person or group and related persons having beneficial ownership of 10% or more of the outstanding shares of Common Stock without the prior consent of the Board of Directors of the Company, or (the earliest of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate and no separate Rights Certificates will be distributed. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with Common Stock certificates. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date (or as soon thereafter as practicable) upon transfer or new issuance of the Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock outstanding as of the Record Date, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate, even without such notation. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights

Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and the separate Rights Certificates alone will evidence the Rights.

            The Rights are not exercisable until the Distribution Date. The Rights will expire on August 6, 2008, unless earlier redeemed by the Company as described below.

            In the event that any person becomes an Acquiring Person, each holder of a Right generally will thereafter have the right for a 60 day period after the later of the date of such event or the effectiveness of an appropriate registration statement (or such other longer period set by the Board of Directors) to receive upon exercise of the Right that number of shares of Common Stock (or, under certain circumstances, other securities) having an average market value during a specified time period (immediately prior to the occurrence of a Person becoming an Acquiring Person) of two times the then current Purchase Price (such right being called the "Subscription Right"). Notwithstanding the foregoing, following the occurrence of a Person becoming an Acquiring Person, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by the Acquiring Person or any affiliate or associate thereof will be null and void. In addition, the Board of Directors of the Company may, at its option, at any time following the Stock Acquisition Date and prior to the time an Acquiring Person becomes the beneficial owner of more than 50% of the outstanding shares of Common Stock, exchange all or part of the then outstanding Rights (other than Rights beneficially owned by an Acquiring Person or its affiliates or associates, which Rights have become void) for shares of Common Stock at an exchange ratio equal to the lesser of (i) three shares of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar occurrence, and (ii) a pro rata portion of the total number of shares of Common Stock then available for issuance (such exchange ratio, the "Exchange Ratio"). Immediately upon such action by the Board of Directors, the right to exercise the exchanged Rights with respect to the Subscription Right will terminate and each such Right with respect to the Subscription Right will thereafter represent the right to receive a number of shares of Common Stock equal to the Exchange Ratio.

            In the event that, at any time following the Stock Acquisition Date, the Company is acquired in a merger or other business combination transaction or 50% or more of the Company's assets or earning power are sold (in one transaction or a series of transactions), proper provision shall be made so that each holder of a Right (except a Right voided as set forth above) shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company (or, in the event there is more than one acquiring company, the acquiring company receiving the greatest portion of the assets or earning power transferred) which at the time of such transaction would have a market value of two times the exercise price of the Right (such right being called the "Merger Right"). The holder of a Right will continue to have the Merger Right whether or not such holder exercises the Subscription Right or the Right is exchanged in lieu of the Subscription Right.

            The Purchase Price payable, the number of Rights and the number of shares of the Common Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Common Stock, (ii) upon the grant to holders of the Common Stock of certain rights or warrants to subscribe for Common Stock or certain convertible securities at less than the current market price of the Common Stock or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends out of earnings or retained earnings and dividends payable in Common Stock) or of subscription rights or warrants (other than those referred to above).

            With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractions of shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

            At any time prior to the earlier to occur of (i) the close of business on the Stock Acquisition Date or (ii) the expiration of the Rights, the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"), which redemption shall be effective upon the action of the Board of Directors. Additionally, following the Stock Acquisition Date and the expiration of the period during which the Subscription Right is exercisable, the Board of Directors may redeem the then outstanding Rights in whole, but not in part, at the Redemption Price provided that such redemption is in connection with a merger or other business combination transaction or series of transactions involving the Company in which all holders of Common Stock are treated alike but not involving an Acquiring Person (or any person who was an Acquiring Person) or it affiliates or associates. Upon the effective date of the redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

            Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

            Except as set forth above, the terms of the Rights may be amended by the Board of Directors of the Company (i) prior to the Distribution Date in any manner, and (ii) on or after the Distribution Date to cure any ambiguity, to correct or supplement any provision of the Rights Agreement which may be defective or inconsistent with any other provisions, or in any manner not adversely affecting the interests of the holders of the Rights.

            A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.